(Certificate Face)
[Logo]
ScanSoft, Inc
NUMBER
SHARES
SS
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK
CUSIP  80603P  10   7
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND  NONASSESSABLE  SHARES OF COMMON  STOCK,  $0.001  PER  SHARE,  OF
SCANSOFT,   Inc.,(the  "Corporation"),   a  Delaware  corporation.   The  shares
represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Corporation's transfer agent and registrar. IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers.
Dated:
[Katharine A. Martin]
Secretary
[Seal]
[Michael K. Tivnan ]
President
COUNTERSIGNED AND REGISTERED:
U.S. STOCK TRANSFER COMPANY
TRANSFER AGENT
AND REGISTRAR
BY AUTHORIZED SIGNATURE (Certificate Back) ScanSoft, Inc.
A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporat ion at the principal office of the Corporation.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint  tenants  with  right of  survivorship  and not as  tenants in common
UNIF GIFT MIN ACT - . . . . . . . . Custodian . . . . . . . . .
                    (Cust)                         (Minor)
under Uniform Gifts to Minors
Act . . . . . . . . . . . . . . . . . . . . .
                 (State)
UNIF TRF MIN ACT - . . . . . . . Custodian (until age . . . . . .)
                                     (Cust)
 . . . . . . . .  under Uniform Transfer
to Minors Act . . . . . . . . . . . . . . . .
                           (State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE  RECEIVED,  . . . . . . . . . . . . . . . . . hereby sell,  assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Shares
of the  capital  stock  represented  by the  within  Certificate,  and do hereby irrevocably constitute and appoint . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Attorney
to transfer the said stock on the books of the within Corporation with full power of substitution in the premises.
Dated . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVEY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:
By . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15